UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 17, 2006
(Date of earliest event reported)

TRACK DATA CORPORATION
(Exact Name of Registrant as specified in its Charter)

Delaware	0-24634	22-3181095
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		Number)

95 Rockwell Place, Brooklyn, New York	11217
(Address of Principal Executives Offices)	(Zip Code)

(718) 522-7373
(Registrant's telephone number including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (14 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant's Certifying Accountant

(a)	Previous Independent Accountant

On January 17, 2006, the Audit Committee of the Board of Directors ("Audit Committee") of Track Data Corporation (the "Company") dismissed Grant Thornton LLP ("GT") as the Company's independent registered public accounting firm. The decision to change accountants was made unanimously by the Company's Audit Committee.

The audit reports of GT on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the two most recent fiscal years and through January 17, 2006, there have been no disagreements with GT on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such periods. During the two most recent fiscal years and through January 17, 2006, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GT with a copy of this Form 8-K and requested that GT furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from GT, dated January 18, 2006 regarding its concurrence with these statements is attached hereto as Exhibit 16.1.

(b)	New Independent Accountant

On January 17, 2006, the Audit Committee unanimously voted to engage Marcum & Kliegman LLP ("M&K") as its independent registered public accounting firm to audit the Company's financial statements as of and for the year ending December 31, 2005.

During the Company's two most recent fiscal years, and through January 17, 2006, the Company has not consulted with M&K regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements nor has it consulted with M&K regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 20, 2006	By	/s/ Martin Kaye

Martin Kaye
COO, CFO

ITEM 9.01 Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.1	Letter of Grant Thornton LLP, dated January 18, 2006, to the Securities and Exchange Commission regarding agreement with the statements made in this Form 8-K.